UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2010 (April 29, 2010)

TORCHMARK CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

3700 South Stonebridge Drive, McKinney, Texas 75070

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 569-4000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Director Joseph L. Lanier, Jr. reached the mandatory director retirement age of 78 and retired from the Board of Directors on April 29, 2010.

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Changes in Fiscal Year

Amendments to Torchmark’s Certificate of Incorporation and By-Laws removing the “supermajority voting” provisions and to its Certificate of Incorporation deleting in their entirety the “fair price” provisions were approved by the requisite shareholder vote on April 29, 2010. The amendments to the By-Laws removing the “supermajority voting” provisions became effective upon the shareholder approval. A Certificate of Amendment to the Restated Certificate of Incorporation was filed with the Delaware Secretary of State on April 29, 2010 and became effective upon its filing. Thereafter, a Restated Certificate of Incorporation was also filed on April 29, 2010 with the Delaware Secretary of State and became effective on its filing. The Torchmark Corporation Board of Directors reaffirmed on April 29, 2010, amendments to the By-Laws providing for a phased declassification of the Board of Directors (the Declassification Amendment) and the Declassification Amendment to the Amended and Restated By-Laws of the Company became effective April 30, 2010.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Stockholders was held April 29, 2010.

(b)	At the Annual Meeting of Stockholders:

1.	Directors Charles E. Adair, Lloyd W. Newton and Darren M. Rebelez were elected to terms expiring in 2013:

	FOR	WITHHELD	ABSTAIN	BROKER NON-VOTE
Charles E. Adair	65,033,990	341,943	N/A	6,867,314
Lloyd W. Newton	65,034,304	341,629	N/A	6,867,314
Darren M. Rebelez	64,965,933	410,000	N/A	6,867,314

2.	The appointment of Deloitte & Touche, LLP as Torchmark’s independent registered public accounting firm for 2010 was ratified by shareholders:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
71,815,601	374,819	52,827	0

3.	The shareholders approved by more than the required 80% vote of shares eligible to vote amendments to Articles II, III and VII of the Amended and Restated By-Laws of the Company and Article SIXTH of the Restated Certificate of Incorporation, as amended, to remove the “supermajority voting” provisions:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
71,061,212	824,524	357,508	3

4.	The shareholders approved by more than the required 80% vote of shares eligible to vote amendments to the Restated Certificate of Incorporation, as amended, to remove the “fair price” provisions by deleting Article TENTH in its entirety and renumbering Article ELEVENTH as Article TENTH:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
69,367,863	2,651,717	205,365	18,302

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Shell company transactions.

None.

(d)	Exhibits.

3.1.1	Certificate of Amendment to the Restated Certificate of Incorporation of Torchmark Corporation filed with the Delaware Secretary of State on April 29, 2010.

3.1.2	Restated Certificate of Incorporation of Torchmark Corporation filed with the Delaware Secretary of State on April 30, 2010.

3.2	Amended and Restated By-Laws of Torchmark Corporation, as amended April 30, 2010.

10.1	Payments to Directors.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: May 5, 2010	/s/ Carol A. McCoy
Carol A. McCoy,
Vice President, Associate Counsel and Secretary

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